UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 30, 2014
Date of Report (Date of earliest event reported)

4Cable TV International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53983	80-0955951
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

1248 Highway 501 Business
Conway, South Carolina 29526
(Address of Principal Executive Offices)

1-843-347-4933
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.             Other Events.

On January 30, 2014, the Board of Directors of 4Cable TV International, Inc. (the “Company”) adopted the 2014 Equity Incentive Plan (the “Plan”) and reserved 6,000,000 shares of the Company’s common stock for issuance thereunder to officers, directors, employees and consultants of the Company. A copy of the Plan is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.              Financial Statements and Exhibits.

(d)             Exhibits

Exhibit No.	Exhibit Description

99.1	2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4CABLE TV INTERNATIONAL, INC. a Nevada corporation

Dated: February 12, 2014	By:	/s/ Steven K. Richey
Steven K. Richey Chief Executive Officer